                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack, his true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for him and in his capacity as an officer of Limited Term New York Municipal Fund,  Oppenheimer  Convertible  Securities  Fund,
Oppenheimer  MidCap  Fund,  Oppenheimer  Quest  Capital  Value  Fund,  Inc.,  Oppenheimer  Quest For  Value  Funds,
Oppenheimer  Quest Global Value Fund, Inc.,  Oppenheimer Quest Value Fund, Inc., and Rochester Fund Municipals (the
"Funds"),  to sign on his behalf any and all Registration  Statements  (including any post-effective  amendments to
Registration  Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements  thereto,  and other documents in connection  thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto said  attorney-in-fact  and  agent,  full  power  and  authority  to do and  perform  each and  every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorney-in-fact  and agent, may lawfully do or cause to be done by virtue hereof.

/s/ John V. Murphy
------------------------
John V. Murphy

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints Robert G. Zack or
John Murphy, and each of them, his true and lawful  attorneys-in-fact  and agents,  with full power of substitution and  resubstitution,  for him and in  their  capacity  as  officers  of  Limited  Term  New  York  Municipal  Fund,
Oppenheimer  Convertible  Securities Fund,  Oppenheimer  MidCap Fund,  Oppenheimer  Quest Capital Value Fund, Inc.,
Oppenheimer Quest For Value Funds,  Oppenheimer Quest Global Value Fund, Inc.,  Oppenheimer Quest Value Fund, Inc.,
and Rochester Fund Municipals (the "Funds"),  to sign on his behalf any and all Registration  Statements (including any  post-effective  amendments to  Registration  Statements)  under the  Securities  Act of 1933,  the  Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection  thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the Securities and
Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

/s/ Brian Wruble
----------------------
Brian Wruble